Exhibit 31.4

Certification of Chief Financial Officer of Ixia pursuant to

Rule 13a-14(a) under the Exchange Act,

as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Brent Novak, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Ixia; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 5, 2016	/s/ Brent Novak
Brent Novak Chief Financial Officer